Income Taxes - Schedule of Income Tax Expenses (Details) - Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member] - USD ($)	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Loss before income tax	$ (52,845)	$ (101,993)	$ (59,511)
Temporary difference
Permanent difference
Taxable loss	$ 52,845	$ (101,993)	$ (59,511)
China Enterprise Income Tax Rate	25.00%	25.00%	25.00%
Net Operating Loss	$ (13,211)	$ (25,498)	$ (14,878)
Less: Valuation allowance	13,211	25,498	14,878
Total